UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 23, 2020
_____________________
California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27200 Tourney Road
Suite 200
Santa Clarita
California	91355
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)		Name of each exchange on which registered
Common Stock	CRCQQ	*	New York Stock Exchange	*
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*
On July 16, 2020, the New York Stock Exchange (“NYSE”) notified California Resources Corporation (“CRC”) that it would apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock of CRC upon completion of all applicable procedures. The delisting will be effective 10 days after a Form 25 is filed with the SEC by the NYSE. The deregistration of the common stock under section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the common stock under Section 12(b) of the Exchange Act, the common stock will remain registered under Section 12(g) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.
As previously reported, on July 15, 2020 (the “Petition Date”), California Resources Corporation (“CRC” or the “Company”) and certain of its subsidiaries (collectively, with the Company, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re California Resources Corporation, et al., No. 20-33568 (DRJ). On July 24, 2020, the Debtors filed the Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Plan”) with the Bankruptcy Court.
On the Petition Date, prior to the commencement of the Chapter 11 Cases, the Company entered into a commitment letter with JPMorgan Chase Bank, N.A. (the “Commitment Letter”), pursuant to which JPMorgan agreed to arrange, syndicate and provide a portion of the funding for a senior superpriority debtor-in-possession credit facility subject to the satisfaction or waiver of conditions described therein. On July 22, 2020, the Bankruptcy Court entered an order (the “Interim Order”) granting interim approval of entry into (i) a Senior Secured Superpriority Debtor-in-Possession Credit Agreement (the “Senior DIP Credit Agreement”), by and among the Company, as Borrower, the lenders from time to time party thereto (the “Senior DIP Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Senior DIP Agent”) and (ii) a Junior Secured Superpriority Debtor-in-Possession Credit Agreement (the “Junior DIP Credit Agreement”), by and among the Company, as Borrower, the lenders from time to time party thereto (the “Junior DIP Lenders”) and Alter Domus Products Corp., as administrative agent (the “Junior DIP Agent”). In accordance with the Interim Order, the entire Junior DIP Facility and a portion of the Senior DIP Facility on the closing date were used to refinance and replace the Company’s existing revolving credit facility in full.
Senior DIP Credit Agreement
In accordance with the Interim Order, on July 23, 2020, the Company, as borrower, the Senior DIP Agent and the Senior DIP Lenders entered into the Senior DIP Credit Agreement on the terms described in the Commitment Letter. The Senior DIP Credit Agreement provides for an approximately $483 million senior superpriority debtor-in-possession credit facility (the “Senior DIP Facility”) consisting of (i) an approximately $400 million new money subfacility, including $250 million in new money loans and approximately $150 million to deem letters of credit outstanding under the Company’s existing revolving credit facility as being issued under the new money subfacility, and (ii) a roll-up of approximately $83 million of commitments under the Company’s existing revolving credit facility, which will be deemed term loans under the Senior DIP Facility. As of the closing of the Senior DIP Credit Agreement and in accordance with the Interim Order, $85 million of the new money subfacility and an additional $31 million in the form of letters of credit to backstop specified surety bonds became available to the Company. Upon the date that the Bankruptcy Court enters a final non-appealable order in substantially the form of the Interim Order with such changes as the Senior DIP Agent and the Senior DIP Lenders reasonably approve, the full remaining amount of the $250 million new money loans will be available to the Borrower.
In connection with the Senior DIP Credit Agreement, certain subsidiaries of the Company became parties to a guarantee agreement as guarantors (collectively, the “Guarantors,” and together with the Company, the “DIP Credit Parties”). The Guarantors, which include the other debtors and debtors-in-possession in the Chapter 11 Cases, have guaranteed, on a joint and several basis, all of the obligations under the Senior DIP Facility. To secure the obligations under the Senior DIP Facility, the Company and the Guarantors have granted liens on substantially all of their assets, whether now owned or hereafter acquired.
The Senior DIP Credit Agreement contains representations and warranties, affirmative and negative covenants and events of default customary for financings of this type and size. The proceeds of all or a portion of the Senior DIP Facility may be used by the Company to (i) fund working capital needs and capital expenditures during the pendency of the Chapter 11 Cases, (ii) pay certain costs, fees and expenses related to the Chapter 11 Cases and the Senior DIP Facility and (iii) make payments in respect of certain “adequate protection” obligations, in all cases on the terms, and subject to the conditions, set forth in the Senior DIP Credit Agreement and applicable orders of the

Bankruptcy Court. The Senior DIP Facility matures six months after the Petition Date, and is subject to earlier termination upon the occurrence of certain events specified in the Senior DIP Credit Agreement.
The Senior DIP Facility is subject to final approval by the Bankruptcy Court.
The foregoing description of the Senior DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Senior DIP Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Junior DIP Credit Agreement
Also on July 23, 2020, and in accordance with the Interim Order, the Company, the Junior DIP Agent and the Junior DIP Lenders entered into the Junior DIP Credit Agreement on the terms described in the previously disclosed Restructuring Support Agreement, dated July 15, 2020 which provides for a junior superpriority debtor-in-possession term loan facility in an aggregate principal amount of $650 million (the “Junior DIP Facility”).
The Guarantors, which include the other debtors and debtors-in-possession in the Chapter 11 Cases, have guaranteed, on a joint and several basis, all of the obligations under the Junior DIP Facility. To secure the obligations under the Junior DIP Facility, the Company and the Guarantors have granted liens on substantially all of their assets, whether now owned or hereafter acquired.
The Junior DIP Credit Agreement contains representations and warranties, affirmative and negative covenants and events of default customary for financings of this type and size and substantially consistent with those in the Senior DIP Credit Agreement. The proceeds of the Junior DIP Facility, together with the amounts borrowed under the Senior DIP Facility, were used by the Company to (i) pay fees and expenses related to the Junior DIP Facility and the Chapter 11 Cases and (ii) refinance the Company’s obligations under its existing revolving credit facility, in all cases on the terms, and subject to the conditions, set forth in the Junior DIP Credit Agreement and applicable orders of the Bankruptcy Court. The Junior DIP Facility matures six months after the Petition Date, and is subject to earlier termination upon the occurrence of certain events specified in the Junior DIP Credit Agreement.
The Junior DIP Facility is subject to final approval by the Bankruptcy Court.
The foregoing description of the Junior DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Junior DIP Credit Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Amended and Restated Restructuring Support Agreement
On July 24, 2020, the Debtors entered into an Amended and Restated Restructuring Support Agreement (the “Amended RSA”) that amends and restates in its entirety the previously disclosed Restructuring Support Agreement, dated July 15, 2020 (the “Original RSA”), by and among the Debtors, certain creditors under the Debtors’ 2016 Term Loan, 2017 Term Loan and Second Lien Notes and one or more funds, investment vehicles and/or accounts managed or advised by Ares Management LLC or one or more of their affiliates, including ECR Corporate Holdings L.P. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Amended RSA.
The Amended RSA provides for a $450 million equity rights offering (the “Equity Rights Offering”) that consists of two tranches, with the first tranche (the “Tranche A Equity Rights Offering”) being offered to holders of Stipulated 2017 Secured Claims and the second tranche (the “Tranche B Equity Rights Offering”) being offered to holders of Deficiency/Unsecured Debt Claims. The Tranche A Equity Rights Offering will be sized to raise $405 million and the Tranche B Equity Rights Offering will be sized to raise $45 million.
The Amended RSA also modifies the distributions contemplated under the Plan. Pursuant to the Amended RSA, the Plan will provide that: (i) holders of claims on account of the RBL Facility will be paid in full; (ii) holders of Stipulated 2017 Secured Claims will receive 83.6% of the common stock in Reorganized CRC (subject to dilution)

and 100% of the subscription rights offered under the Tranche A Equity Rights Offering (excluding those subscription rights reserved to the parties backstopping the equity rights offering); (iii) holders of Deficiency/Unsecured Debt Claims, which consist of holders of Stipulated 2017 Deficiency Claims, 2016 Term Loan Claims, Second Lien Notes Claims and Unsecured Notes Claims, will receive 16.4% of the common stock in Reorganized CRC (subject to dilution) and 100% of the subscription rights offered under the Tranche B Equity Rights Offering (excluding those subscription rights reserved to the parties backstopping the equity rights offering); (iv) all other general unsecured claims will be paid or disputed in the ordinary course of business; and (v) existing equity interests in CRC will receive no distributions.
In the aggregate, the Consenting Parties hold approximately 85% of the 2017 Term Loan Claims and approximately 68% of the Deficiency/Unsecured Debt Claims.
The foregoing description of the Amended RSA is not complete and is qualified in its entirety by reference to the Amended RSA, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and is hereby incorporated by reference in this Item 1.03.
Amended and Restated Backstop Commitment Agreement
On July 24, 2020, the Debtors entered into an Amended and Restated Backstop Commitment Agreement (the “Amended BCA”) that amends and restates in its entirety the previously disclosed Backstop Commitment Agreement (the “Original BCA”), dated July 15, 2020, by and among the Debtors and the backstop parties thereto (the “Backstop Parties”).
Pursuant to the Amended BCA, the Backstop Parties agreed to backstop the Equity Rights Offering provided for by the Amended RSA, which is discussed above. Subject to the terms and conditions contained in the Amended BCA, the Backstop Parties have committed to purchase any common stock that is not duly subscribed for pursuant to the Equity Rights Offering.
In consideration for the Backstop Parties agreeing to backstop the Equity Rights Offering, 37.5% of the Tranche A Equity Rights Offering and 50% of the Tranche B Equity Rights Offering will be reserved solely for the Backstop Parties. In further consideration for the Backstop Parties agreeing to backstop the Rights Offering, the Backstop Parties shall be entitled to a premium in an aggregate amount equal to 10% of the $450 million Rights Offering amount payable in common stock of reorganized CRC. If the Amended BCA is terminated under certain circumstances as set forth therein, the Company will instead be required to make a cash payment of $22.5 million to the Backstop Parties (which is 5% of the Rights Offering amount).
The transactions contemplated by the Amended BCA are conditioned upon the satisfaction or waiver of customary conditions for transactions of this nature, including among other things that (i) the Bankruptcy Court shall have confirmed the chapter 11 plan and transactions contemplated thereunder and (ii) the Rights Offering shall have been conducted, in all material respects, in accordance with the approval of the Bankruptcy Court, the chapter 11 plan and the Amended BCA.
The foregoing description of the Backstop Commitment Agreement is not complete and is qualified in its entirety by reference to the Backstop Commitment Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.4 and is hereby incorporated by reference in this Item 1.01.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
10.1
Senior Secured Superpriority Debtor-in-Possession Credit Agreement dated as of July 23, 2020, among California Resources Corporation, as the Borrower, the several lenders from time to time parties hereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and as Sole Lead Arranger and Bookrunner*

10.2
Junior Secured Superpriority Debtor-in-Possession Credit Agreement dated as of July 23, 2020, among California Resources Corporation, as the Borrower, the several lenders from time to time parties hereto, and Alter Domus Products Corp., as Administrative Agent*

10.3
Amended and Restated Restructuring Support Agreement, dated as of July 24, 2020, by and among California Resources Corporation, certain of its subsidiaries and the Consenting Parties (as defined therein).*

10.4
Amended and Restated Backstop Commitment Agreement, dated as of July 24, 2020, by and among California Resources Corporation, certain of its subsidiaries and the Backstop Parties (as defined therein).*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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*	Certain portions of this exhibit (indicated by “[*****]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
Name:	Roy Pineci
Title:	Executive Vice President, Finance

DATED: July 24, 2020